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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 19, 2003

                          INGLES MARKETS, INCORPORATED
             (Exact name of registrant as specified in its charter)

        NORTH CAROLINA                  0-14706                  56-0846267
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)

                                  P.O. Box 6676
                         Asheville, North Carolina 28816
                              (Address of Principal
                               Executive Offices)

                                 (828) 669-2941
              (Registrant's telephone number, including area code)

                                      None
          (Former name or former address, if changed since last report)

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Item 5. Other Events

      On November 19, 2003, Ingles Markets, Incorporated ("Ingles") issued a press release announcing the amendment of its quarterly reports on Form 1O-Q for its second and third quarters of fiscal 2003.

Item 7. Financial Statements and Exhibits

(c)  Exhibits

Exhibit No.       Description
-----------       -----------
99.1              Press release dated November 19, 2003.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  INGLES MARKETS, INCORPORATED

Date: November 21, 2003                           By: /s/ Brenda S. Tudor
                                                      --------------------------
                                                      Brenda S. Tudor
                                                      Vice President-Finance and
                                                      Chief Financial Officer


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